EXHIBIT 10.23

THIRD AMENDMENT TO THE
HARLINGEN NATIONAL BANK 401(K) PLAN

   WHEREAS, as a result of the merger pursuant to which Harlingen National Bank merged with and into Texas Regional Bancshares, Inc.'s (the "Corporation") wholly-owned subsidiary, Texas State Bank, Texas Regional Bancshares, Inc. has become the successor sponsor of the Harlingen National Bank 401(k) Plan and related Trust (the "Plan"); and

   WHEREAS, Tim Gilles and Doak Dunkin are the current Trustees of the trust created pursuant to the Harlingen National Bank 401(k) Plan; and

   WHEREAS, Texas Regional Bancshares, Inc. desires to remove the current Trustees and to appoint successor Trustees of the Plan;

   NOW THEREFORE, IT IS HEREBY AGREED THAT effective as of September 3, 2000, Tim Gilles and Doak Dunkin shall be removed as Trustees of the Harlingen National Bank 401(k) Plan and Trust and from and after said date shall have no further rights, powers, obligations, responsibilities or duties of a Trustee of the Harlingen National Bank 401(k) Plan and Trust;

   IT IS FURTHER AGREED that, effective immediately, G.E. Roney, Paul Moxley and R.T. Pigott, Jr. shall be, and hereby are, appointed as successor Trustees of the Harlingen National Bank 401(k) Plan and Trust and shall have all rights, powers, obligations, responsibilities and duties provided under the Harlingen National Bank 401(k) Plan and Trust and by law.

   By their signatures below, G.E. Roney, Paul Moxley, and R.T. Pigott, Jr. accept their positions as Trustees of the Harlingen National Bank 401(k) Plan and Trust and further accept all of the rights, powers, obligations, responsibilities and duties imposed upon the Trustee under the Harlingen National Bank 401(k) Plan and Trust and by law.

   EXECUTED on this the 3rd day of August, 2000, to be effective as provided hereinabove.

                                       TEXAS REGIONAL BANCSHARES, INC.


                                       BY: /s/ G.E. RONEY
                                               ----------------------------
                                               G.E. Roney
                                               Chairman of the Board

                             ACCEPTANCE OF TRUSTEES

   The undersigned, G.E. Roney, Paul Moxley and R.T. Pigott, Jr., by their signatures below, hereby accept their appointment as Trustees under the Harlingen National Bank 401(k) Plan and Trust and further accept all of the rights, powers, obligations, responsibilities and duties imposed upon the Trustee under the Harlingen National Bank 401(k) Plan and Trust and by law.

                                        /s/ G.E. RONEY
                                            -------------------------
                                            G.E. Roney

                                        /s/ PAUL MOXLEY
                                            -------------------------
                                            Paul Moxley

                                        /s/ R.T. PIGOTT, JR.
                                            -------------------------
                                            R.T. Pigott, Jr.